Annual Report August 31, 1997

                             O P P E N H E I M E R

                                   Developing
                                  Markets Fund

                                    [PHOTO]

                            [OppenheimerFunds Logo]

Report highlights
--------------------------------------------------------------------------------

[bullet] The emerging consumer market has grown substantially over the past three years. As individual incomes grow, disposable incomes grow as well, creating a wealth of opportunities for goods and services.

[bullet] Russia, Lebanon, Egypt and India were among the many strong markets this year.

[bullet] In our opinion, one of the best businesses in emerging markets is banking.

Contents
                                                -------------------------------
 3     President's Letter                         Total Returns
                                                -------------------------------
 4     Fund Performance
                                                For the Period Ended 8/31/97(1)
 6     An Interview
       with the Fund's                          Class A
       Managers
                                                 Since Inception
10     Statement of
       Investments                              -------------------------------
                                                 28.20%
16     Statement of                             -------------------------------
       Assets &
       Liabilities                              Class B

18     Statement of                              Since Inception
       Operations
                                                -------------------------------
19     Statement of                              27.30%
       Changes in                               -------------------------------
       Net Assets
                                                Class C
20     Financial Highlights
                                                 Since Inception
21     Notes to Financial
       Statements                               -------------------------------
                                                 27.40%
27     Independent                              -------------------------------
       Auditors' Report

28     Federal
       Income Tax
       Information

29     Officers & Trustees

32     Information &
       Services


Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results.
Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

1. Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.


2  Oppenheimer Developing Markets Fund

 Dear shareholder,
--------------------------------------------------------------------------------


[PHOTO OF BRIDGET A. MACASKILL]

Bridget A. Macaskill
President
Oppenheimer
Developing
Markets Fund


I'd like to welcome you to the premier issue of our newly redesigned shareholder reports. As you can see, we've changed the format to allow easier access to the information you need to monitor your investments. Some notable additions are "at-a-glance" report highlights and charts that let you quickly assess how your Fund has performed. On the following pages, your portfolio team discuss their current investment thinking, your Fund's strategies, and performance. Before these commentaries, I'd like to share a few global observations.

     As we consider the world's financial markets over the past six months, some global trends emerge. For example, inflation has hit its lowest level in three decades worldwide, which has helped spur many bullish financial markets. The United States has been a beneficiary of this low-inflation environment, as well as of a strong dollar, robust corporate earnings and a healthy economy. However, many financial analysts are now concerned that the United States has reached a point in the business cycle where earnings could decline because companies are unable to further reduce costs.

     On the other hand, a wave of corporate restructuring throughout Europe has resulted in some exciting changes and opportunities. Because a similar restructuring took place in the United States ten years ago, European companies have been able to enjoy the benefit of hindsight by following our footsteps. Latin America, too, has begun to shift its economies more toward the U.S. capitalist model and has reported positive earnings growth along the way.

     With major changes occurring in today's economies around the globe, it's more important than ever to maintain a diversified portfolio across different countries and market sectors. Now is the time to speak to your financial adviser to ensure that your assets are allocated properly, so you have the opportunity to benefit from investments in both domestic and international funds. It's important to remember that investing abroad can involve greater risk and expenses--including political and economic uncertainties--and should be undertaken with a long-term approach in mind.

     To keep in touch with our views on the markets, visit our website, www.oppenheimerfunds.com, where you can access your account information and fund performance data, 24 hours a day. The site also features prospectuses, timely market updates and insightful commentaries. Our new shareholder reports and presence on the Internet are just two examples of our commitment to keeping you well informed.

     Thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.

Sincerely,


/s/ Bridget A. Macaskill

Bridget A. Macaskill                                 September 22, 1997

3  Oppenheimer Developing Markets Fund

 Performance update
--------------------------------------------------------------------------------

-------------------------------
 Total Returns
-------------------------------

For the Period Ended 9/30/97(1)

Class A

 Since Inception

-------------------------------
 25.64%
-------------------------------

Class B

 Since Inception

-------------------------------
 27.30%
-------------------------------

Class C

 Since Inception

-------------------------------
 31.40%
-------------------------------

Oppenheimer Developing Markets Fund seeks high-potential growth companies located in emerging foreign markets. At OppenheimerFunds, we have identified key worldwide growth trends that we believe will lead us to promising companies at advantageous prices. With that in mind, in this fund we believe the key is diversifica tion. That's why the Fund's holdings--about 80 stocks--are invested in 27 countries.

Top 15 Country Holdings
(As a percentage of common stock)(2)

 .............................................
 Brazil          18.6%    Chile          3.6%
 .............................................
 India           10.1     Greece         3.5
 .............................................
 Mexico           7.6     Russia         3.5
 .............................................
 Hong Kong        6.3     Egypt          3.5
 .............................................
 Argentina        5.8     Lebanon        3.1
 .............................................
 Portugal         5.2     Turkey         2.9
 .............................................
 Singapore        5.0     Philippines    2.5
 .............................................
 South Africa     4.8
 .............................................

1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 11/18/96. Class B returns include the applicable contingent deferred sales charge of 5% (since inception on 11/18/96). Class C returns include the contingent deferred sales charge of 1% since inception on 11/18/96. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.25% service fee and 0.75% asset-based sales charge and Class A shares are subject to an annual service fee not to exceed 0.25%.
2. Portfolio is subject to change. Percentages are as of August 31, 1997.

4  Oppenheimer Developing Markets Fund

 Portfolio review
--------------------------------------------------------------------------------

Oppenheimer Developing Markets Fund is for investors who are looking for long-term growth opportunities in emerging markets.

SECTOR WEIGHTINGS(3)

[PIE CHART]

[bullet] Financial            32.8%
[bullet] Consumer
         Non-Cyclical         20.7
[bullet] Consumer Cyclical    20.4
[bullet] Utility              11.8
[bullet] Energy                6.2
[bullet] Industrial
         Technology            2.1

What We Look For

[bullet] Companies of any size that stand to benefit from one or more key global growth trends.

[bullet] Quality companies with strong management and accelerating earnings.

[bullet] Better value than in the United States--cheaper valuations.

[bullet] Diversification to help lower the special risks of volatility in emerging markets and other foreign investment risks, such as currency fluctuations.

Top 10 Stock Holdings
(Percentage of net assets)(3)

 ...................................................................
 Grupo Televisa, S.A.        3.1%  Giordano International      1.9%
 ...................................................................
 Telebras S.A.                2.2  Times Publishing Ltd.        1.9
 ...................................................................
 Solidere GDR                 2.2  IRSA, GDR                    1.8
 ...................................................................
 Saneamento Basico            2.2  Grupo Fin Banorte            1.8
 ...................................................................
 London Forfaiting Co. plc    2.0  Liberty Life Association     1.8
 ...................................................................

3. Portfolio is subject to change. Percentages are as of August 31, 1997 and are based on total market value of investments.


5  Oppenheimer Developing Markets Fund

 An interview with your Fund's managers
--------------------------------------------------------------------------------

How has the Fund performed?

Since its inception on November 18, 1996 through August 31, 1997, Oppenheimer Developing Markets Fund's Class A shares had a cumulative total rate of return, before sales charges, of 28.20%.(1) Our basic philosophy is to buy good companies in good businesses at good prices. With that in mind, we try to maintain a highly diversified portfolio, with holdings distributed all over the world, to reduce volatility. That's why the Fund's holdings--about 80 stocks--are invested in 27 countries.

"The emerging
consumer
market has
grown
considerably
over the past
three years."

What international markets stood out during the period?

There were many strong markets this year including Russia, Turkey, Lebanon and Egypt and we had meaningful presences in each of these countries. Latin America was very buoyant, particularly Brazil and Mexico. India's stock market was positive and we had a good position there. Southeast Asia was weak, as an extreme bear market hit Thailand, Malaysia and the Philippines. To a large extent, our relatively good performance was due to our underweight position in the weak Southeast Asian markets.

     In general, markets are driven by corporate earnings, interest rates and risk perceptions. The earnings outlook in Southeast Asia deteriorated, interest rates went up and the general risk perception of business in that area rose sharply. For all these reasons, markets in Thailand, Malaysia, Indonesia and the Philippines went down. On the other hand, in Latin America, the earnings outlook brightened, while interest rates declined and the perceived riskiness of the region declined.


1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.


6  Oppenheimer Developing Markets Fund

[PHOTO OF FRANK JENNINGS]  [PHOTO OF RAJEEV BHAMAN]


Portfolio Management
Team (l to r)
Frank Jennings
Rajeev Bhaman
(Fund Managers)

Why has Russia been such a good market recently?

The major event in Russia in 1997 was the health of Mr. Yeltsin, who had major heart surgery just after being re-elected president. Without his leadership, there was much more political risk that the country would revert to Communist rule. By the spring of 1997, however, Yeltsin recovered, and the political risk diminished. In addition, the Russian government has little ability to collect taxes, partly because wages are low. As a result, stocks in Russia were inexpensive. However, Russia is still one of the riskiest markets in the world.

What are some of your top performers in different parts of the world?

We have done well with our holdings in Solidere, the owner of Beirut's central business district. The expectations are that Beirut may reach some of its former glory in terms of being the center of business in the Middle East. We've also had success with a leading bank in Estonia, one of our better performing stocks, as demand for banking services in this region has grown. This high-quality banking institution's management has executed strong business plans, and coupled with the high demand, the company has been gaining market share. In Latin America, one of our better investments has been one of the largest providers of telecommunication equipment in Brazil. The demand for wired communications, cellular telephones and computer networks should be very substantial over the next


7  Oppenheimer Developing Markets Fund

 An interview with your Fund's managers
--------------------------------------------------------------------------------

five years, and we think this company is well positioned to supply that demand.

        In addition, the Fund's largest holding is Grupo Televisa, which is the dominant TV and media company in Mexico, and the largest Spanish language content provider in the world. As Latin America's economy continues to flourish, we expect earnings and disposable incomes to grow. To that end, we believe that Televisa's potential for growth is substantial.

"This fund seeks
good companies
in good
businesses..."

How did the strengthening dollar affect the Fund?

A stronger dollar has hurt the Fund since we don't hedge against adverse currency movements. A hedge is like buying an insurance policy that locks in an exchange rate. However, it's very expensive to hedge fundamentally weak currencies. If you own a stock in the Philippines and their peso goes down, then you lose money even if the stock didn't decline. That's because the peso will buy fewer dollars later in the period when you sell your stock. Generally, we're dealing with countries that are much poorer than the United States by magnitudes of 10 and 20 times. These countries have higher inflation rates, greater difficulty collecting taxes and a higher need for fiscal deficit spending. All these factors push down their exchange rates over long periods of time.

Where do you see opportunities now?

In our opinion, one of the best businesses in emerging markets is banking. As markets grow, the need for capital grows to finance new businesses, plants and equipment as well as the growing needs of consumers for homes and automobiles. We also think there is a case for holding drug stocks in developing markets. Drug companies in developing markets have more profit


8  Oppenheimer Developing Markets Fund
potential because the costs of doing research and development in these countries are lower. In addition, the emerging consumer fits into OppenheimerFunds' overall thematic approach to international investing. We've built our international investment approach by identifying key long-term global growth trends that we believe will create significant investment opportunities over the next 20 years. Within the demographic/geopolitical change umbrella, we've seen the emerging consumer market grow substantially over the past three years. Bearing that in mind, we believe that as incomes grow, consumption grows, and companies that have good brands, products, distribution and delivery systems will tend to do very well.

"...that are
selling at
good prices."

What is your outlook?

We're still fairly cautious in Southeast Asia, and we are waiting to see a resolution to the financial crises in the region. Stock prices are not yet low enough to entice us to invest more heavily at this time. In Latin America and Eastern Europe, stock prices have risen substantially and, therefore, there are fewer bargains to be found.

     In closing, we'd like to point out that the Fund is designed to seek high-quality opportunities in high-risk markets. While any investment involves some risk, it's important to understand the additional risk factors and expenses associated with investing overseas and particularly in emerging markets, such as political and economic uncertainty and currency exchange fluctuation.

9  Oppenheimer Developing Markets Fund

--------------------------------------------------------------------------------
 Statement of Investments  August 31, 1997
--------------------------------------------------------------------------------

                                                                    Market Value
                                                           Shares   See Note 1
================================================================================
Common Stocks--91.6%
--------------------------------------------------------------------------------
Consumer Cyclicals--18.6%
--------------------------------------------------------------------------------
Autos & Housing--5.5%
Brazil Realty SA, GDR(1)                                   33,800     $  922,382
--------------------------------------------------------------------------------
IRSA Inversiones y Representaciones SA, Sponsored GDR      25,000      1,110,937
--------------------------------------------------------------------------------
Solidere, GDR                                              80,000      1,350,000
                                                                      ----------
                                                                       3,383,319

--------------------------------------------------------------------------------
Leisure & Entertainment--1.6%
Beijing Enterprises Holdings Ltd., Cl. H(2)               134,000      1,011,609
--------------------------------------------------------------------------------
Media--7.4%
Grupo Radio Centro SA de CV, Sponsored ADR                 31,600        458,200
--------------------------------------------------------------------------------
Grupo Televisa SA, Sponsored ADR(1)(2)                     58,700      1,915,087
--------------------------------------------------------------------------------
Lusomundo SGPS SA                                         138,000      1,038,474
--------------------------------------------------------------------------------
Times Publishing Ltd.                                     550,000      1,163,624
                                                                      ----------
                                                                       4,575,385

--------------------------------------------------------------------------------
Retail: General--0.2%
PT Matahari Putra Prima                                   270,000        143,322
--------------------------------------------------------------------------------
Retail: Specialty--3.9%
Courts (Singapore) Ltd.                                   755,000        574,044
--------------------------------------------------------------------------------
Ellerine Holdings Ltd.                                     75,000        621,867
--------------------------------------------------------------------------------
Giordano International Ltd.                             1,700,000      1,206,600
                                                                      ----------
                                                                       2,402,511

--------------------------------------------------------------------------------
Consumer Non-Cyclicals--19.0%
--------------------------------------------------------------------------------
Beverages--5.1%
Al-Ahram Beverages Co., GDR(1)(2)                          20,400        520,200
--------------------------------------------------------------------------------
Cia Cervejaria Brahma, Preference                         777,000        519,425
--------------------------------------------------------------------------------
Fomento Economico Mexicano SA de CV, Cl. B,
Sponsored ADR                                              44,000        301,475
--------------------------------------------------------------------------------
Hellenic Bottling Co., SA                                  10,000        362,227
--------------------------------------------------------------------------------
Serm Suk Public Co. Ltd.                                   21,800        374,916
--------------------------------------------------------------------------------
Vina Concha y Toro SA, ADR                                 40,000      1,085,000
--------------------------------------------------------------------------------
                                                                       3,163,243

--------------------------------------------------------------------------------
Food--4.9%
Cresud SA(2)                                              450,000      1,057,696
--------------------------------------------------------------------------------
Dairy Farm International Holdings Ltd.                  1,260,000      1,058,400
--------------------------------------------------------------------------------
Disco SA, Sponsored ADR(2)                                    400         17,575
--------------------------------------------------------------------------------
Makro Atacadista SA, GDR                                   37,500        534,375
--------------------------------------------------------------------------------
Rolimpex SA(2)                                             91,720        356,345
                                                                      ----------
                                                                       3,024,391


10  Oppenheimer Developing Markets Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                    Market Value
                                                           Shares   See Note 1
--------------------------------------------------------------------------------
Healthcare/Drugs--6.5%
Dr. Reddy's Laboratories Ltd.                             130,000   $1,008,189
--------------------------------------------------------------------------------
Glaxo (India) Ltd.                                         90,000    1,011,973
--------------------------------------------------------------------------------
Lavipharm, SA                                             146,300    1,090,364
--------------------------------------------------------------------------------
Pfizer Ltd.                                               110,000      937,104
                                                                    ------------
                                                                     4,047,630

--------------------------------------------------------------------------------
Household Goods--0.8%
Pond's (India) Ltd.(2)                                     10,000      466,625
--------------------------------------------------------------------------------
Tobacco--1.7%
Eastern Tobacco(2)                                         20,000      504,236
--------------------------------------------------------------------------------
Papastratos Cigarettes SA                                  18,800      321,734
--------------------------------------------------------------------------------
R.J. Reynolds Berhad                                      123,000      202,502
                                                                    ------------
                                                                     1,028,472

--------------------------------------------------------------------------------
Energy--5.7%
--------------------------------------------------------------------------------
Energy Services & Producers--1.4%
Gazprom, ADR(1)                                            44,295      858,216
--------------------------------------------------------------------------------
Oil-Integrated--4.3%
Elf Gabon SA                                                2,250      515,301
--------------------------------------------------------------------------------
Lukoil Oil Co., Sponsored ADR                               6,000      543,446
--------------------------------------------------------------------------------
Petroleo Brasileiro SA, ADR                                17,650      442,867
--------------------------------------------------------------------------------
Petroleo Brasileiro SA, Preference                      2,400,000      580,222
--------------------------------------------------------------------------------
Surgutneftegaz, Sponsored ADR                              10,500      568,011
                                                                    ------------
                                                                     2,649,847

--------------------------------------------------------------------------------
Financial--30.0%
--------------------------------------------------------------------------------
Banks--18.5%
Amalgamated Banks of South Africa Ltd.                    150,000      973,566
--------------------------------------------------------------------------------
Banco Bradesco SA, Preference                          99,200,000      972,018
--------------------------------------------------------------------------------
Banco de Galicia y Buenos Aires SA de CV, Sponsored ADR    15,300      455,414
--------------------------------------------------------------------------------
Banco Espirito Santo e Comercial de Lisboa, SA             21,000      517,185
--------------------------------------------------------------------------------
Banco Frances del Rio de la Plata SA, Sponsored ADR        18,900      618,975
--------------------------------------------------------------------------------
Banco Itau SA, Preference                                 685,000      388,921
--------------------------------------------------------------------------------
Banco Totta & Acores, B Shares                             60,000    1,080,341
--------------------------------------------------------------------------------
Bank Handlowy W Warszawie, GDR(2)                          20,000      252,102
--------------------------------------------------------------------------------
Bank Inicjatyw Gospodarczych SA                           135,000      157,348
--------------------------------------------------------------------------------
Bank Rozwoju Eksportu SA                                    3,325       66,983
--------------------------------------------------------------------------------
Banque Libanaise Pour Le Comm SAL, GDR, Cl. B(2)           18,000      424,800
--------------------------------------------------------------------------------
Commercial International Bank, Sponsored GDR               37,000      926,850
--------------------------------------------------------------------------------
Grupo Financiero Banorte SA de CV, Series B(2)            720,000    1,109,117
--------------------------------------------------------------------------------
Grupo Financiero Inbursa SA de CV, Series B               119,000      488,119


11  Oppenheimer Developing Markets Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                    Market Value
                                                          Shares    See Note 1
--------------------------------------------------------------------------------
Banks (continued)
Hansabank Ltd.                                               9,700  $  161,968
--------------------------------------------------------------------------------
HSBC Holdings plc                                           16,982     517,193
--------------------------------------------------------------------------------
Liu Chong Hing Bank Ltd.                                   215,000     572,942
--------------------------------------------------------------------------------
Philippine National Bank(2)                                 46,750     202,993
--------------------------------------------------------------------------------
PT Pan Indonesia Bank(2)                                 1,100,000     414,384
--------------------------------------------------------------------------------
Public Bank Berhad                                         114,000     107,137
--------------------------------------------------------------------------------
Turkiye Garanti Bankasi AS                               5,311,108     212,305
--------------------------------------------------------------------------------
Uniao de Bancos Brasileiros SA, Preference               7,470,000     265,350
--------------------------------------------------------------------------------
Unibanco-Uniao de Bancos Brasileiros SA,
Sponsored GDR Representing 500 Units of one Preferred
Share of Unibanco and one Preferred Share of Unibanco
Holdings SA(2)                                              11,300     395,500
--------------------------------------------------------------------------------
Wielkopolski Bank Kredytowy SA                              27,000     147,635
                                                                    ----------
                                                                    11,429,146

--------------------------------------------------------------------------------
Diversified Financial--7.9%
Banco BHIF, Sponsored ADR                                   43,200     950,400
--------------------------------------------------------------------------------
H.O. Sabanci Holdings, Inc.(2)                             125,000   1,031,250
--------------------------------------------------------------------------------
Industrial Credit & Investment Corp. of India Ltd.         200,000     495,458
--------------------------------------------------------------------------------
Industrial Credit & Investment Corp. of India Ltd.,
GDR(1)(2)                                                   76,700   1,073,800
--------------------------------------------------------------------------------
London Forfaiting Co. plc                                  170,000   1,240,679
--------------------------------------------------------------------------------
Public Finance Berhad                                      111,000      76,144
                                                                    ----------
                                                                     4,867,731

--------------------------------------------------------------------------------
Insurance--3.6%
Adamjee Insurance Co. Ltd.                                 277,700     756,343
--------------------------------------------------------------------------------
Aksigorta AS                                             6,250,000     382,212
--------------------------------------------------------------------------------
Liberty Life Association of Africa Ltd.                     36,000   1,108,810
                                                                    ----------
                                                                     2,247,365

--------------------------------------------------------------------------------
Industrial--5.5%
--------------------------------------------------------------------------------
Industrial Materials--0.3%
HI Cement Corp.(1)                                       1,600,000     189,473
--------------------------------------------------------------------------------
Industrial Services--3.5%
Asian Terminals, Inc.                                    2,300,000     264,802
--------------------------------------------------------------------------------
Cia de Saneamento Basico de Sao Paulo(2)                 5,040,000   1,338,466
--------------------------------------------------------------------------------
MRC Allied Industries, Inc.(2)                           4,400,000     315,526
--------------------------------------------------------------------------------
Noble Group Ltd.(2)                                        550,000     231,000
                                                                    ----------
                                                                     2,149,794

--------------------------------------------------------------------------------
Transportation--1.7%
Guangshen Railway Co. Ltd., Sponsored ADR                   50,000   1,065,625


12  Oppenheimer Developing Markets Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                    Market Value
                                                          Shares    See Note 1
--------------------------------------------------------------------------------
Technology--2.0%
--------------------------------------------------------------------------------
Telecommunications-Technology--2.0%
Ericsson Telecomunicacoes SA                             9,800,000    $  482,822
--------------------------------------------------------------------------------
Intracom SA                                                  5,000       207,693
--------------------------------------------------------------------------------
SK Telecom Co. Ltd.                                            697       522,360
                                                                      ----------
                                                                       1,212,875

--------------------------------------------------------------------------------
Utilities--10.8%
--------------------------------------------------------------------------------
Electric Utilities--3.3%
Cia Eletricidade Da Bahia(2)                             9,160,000       733,977
--------------------------------------------------------------------------------
Cia Paranaense Energia, Sponsored ADR,
Preference B Shares                                         37,800       543,375
--------------------------------------------------------------------------------
Electricidade de Portugal SA                                20,000       312,719
--------------------------------------------------------------------------------
First Philippine Holdings Corp., B Shares                  420,000       428,289
                                                                      ----------
                                                                       2,018,360

--------------------------------------------------------------------------------
Gas Utilities--0.9%
Primagaz Rt.                                                11,000       560,046
--------------------------------------------------------------------------------
Telephone Utilities--6.6%
Telecomunicacoes Brasileiras SA                         13,100,000     1,379,704
--------------------------------------------------------------------------------
Telecomunicacoes do Rio de Janeiro SA, Preference        8,194,722     1,055,862
--------------------------------------------------------------------------------
Telefonica del Peru SA, ADR                                 40,000       935,000
--------------------------------------------------------------------------------
Videsh Sanchar Nigam Ltd., GDR                              48,000       709,200
                                                                      ----------
                                                                       4,079,766
                                                                      ----------
Total Common Stocks (Cost $55,392,624)                                56,574,751

                                                             Face
                                                             Amount(3)
================================================================================
Foreign Government Obligations--0.5%
--------------------------------------------------------------------------------
Bonos de la Tesoreria de la Federacion,
Zero Coupon:
24.49%, 11/6/97(4) MXP                                       726,690      89,890
24.66%, 12/4/97(4) MXP                                       720,000      87,618
22.90%, 2/4/98(4) MXP                                        962,300     112,972
                                                                      ----------
Total Foreign Government Obligations
(Cost $287,753)                                                          290,480

                                                             Units
================================================================================
Rights, Warrants and Certificates--0.0%
--------------------------------------------------------------------------------
PT Pan Indonesia Bank Wts., Exp. 6/00 (Cost $0)               94,500       6,958


13 Oppenheimer Developing Markets Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                       Face         Market Value
                                                       Amount(3)    See Note 1
================================================================================
Repurchase Agreements--10.0%
--------------------------------------------------------------------------------
Repurchase agreement with J.P. Morgan Securities,
Inc., 5.55%, dated 8/29/97, to be repurchased at
$6,203,823 on 9/2/97, collateralized by U.S. Treasury
Bonds, 7.25%-11.25%, 2/15/03-8/15/19, with a value of
$5,915,535 and U.S. Treasury Nts., 5.875%, 10/31/98,
with a value of $414,508 (Cost $6,200,000)             $6,200,000   $6,200,000
--------------------------------------------------------------------------------
Total Investments, at Value (Cost $61,880,377)              102.1%  63,072,189
--------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                        (2.1)  (1,275,601)
                                                        ---------  -----------
Net Assets                                                  100.0% $61,796,588
                                                        =========  ===========

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $5,479,158 or 8.87% of the Fund's net assets at August 31, 1997.
2. Non-income producing security.
3. Face amount is reported in U.S. Dollars, except for those denoted in the following currency:
MXP--Mexican Peso
4. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.


14  Oppenheimer Developing Markets Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Distribution of investments by country of issue, as a percentage of total investments at value, is as follows:

Country                                            Market Value          Percent
--------------------------------------------------------------------------------
Brazil                                             $10,555,266             16.7%
United States                                        6,200,000              9.8
India                                                5,702,350              9.1
Mexico                                               4,562,478              7.2
Hong Kong                                            3,539,344              5.6
Argentina                                            3,260,597              5.2
Portugal                                             2,948,719              4.7
Singapore                                            2,796,068              4.4
South Africa                                         2,704,244              4.3
Chile                                                2,035,400              3.2
Greece                                               1,982,018              3.1
Russia                                               1,969,673              3.1
Egypt                                                1,951,286              3.1
Lebanon                                              1,774,800              2.8
Turkey                                               1,625,767              2.6
Philippines                                          1,401,083              2.2
Great Britain                                        1,240,679              2.0
China                                                1,065,625              1.7
Poland                                                 980,413              1.6
Peru                                                   935,000              1.5
Pakistan                                               756,343              1.2
Indonesia                                              564,664              0.9
Hungary                                                560,046              0.9
Korea, Republic of (South)                             522,360              0.8
France                                                 515,301              0.8
Malaysia                                               385,783              0.6
Thailand                                               374,915              0.6
Finland                                                161,967              0.3
                                                   -----------            -----
Total                                              $63,072,189            100.0%
                                                   ===========            =====

See accompanying Notes to Financial Statements.


15  Oppenheimer Developing Markets Fund

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities  August 31, 1997
--------------------------------------------------------------------------------


===============================================================================
Assets
Investments, at value (including repurchase agreements of
$6,200,000) (cost $61,880,377)--see accompanying statement         $63,072,189
-------------------------------------------------------------------------------
Receivables:
Shares of beneficial interest sold                                     470,117
Investments sold                                                       325,279
Interest                                                                47,462
-------------------------------------------------------------------------------
Other                                                                   15,343
                                                                   ------------
Total assets                                                        63,930,390

===============================================================================
Liabilities
Bank overdraft                                                          36,219
-------------------------------------------------------------------------------
Payables and other liabilities:
Shares of beneficial interest redeemed                               1,265,885
Investments purchased                                                  741,585
Distribution and service plan fees                                      21,093
Transfer and shareholder servicing agent fees                            4,178
Trustees' fees--Note 1                                                   4,122
Other                                                                   60,720
                                                                   ------------
Total liabilities                                                    2,133,802

===============================================================================
Net Assets                                                         $61,796,588
                                                                   ============

===============================================================================
Composition of Net Assets
Paid-in capital                                                    $59,065,301
-------------------------------------------------------------------------------
Accumulated net investment income                                      276,929
-------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency
transactions                                                         1,264,096
-------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of
assets and liabilities denominated in foreign currencies             1,190,262
                                                                   ------------
Net assets                                                         $61,796,588
                                                                   ============


16  Oppenheimer Developing Markets Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based
on net assets of $37,613,291 and 2,933,407 shares of
beneficial interest outstanding)                                          $12.82
Maximum offering price per share (net asset value plus
sales charge of 5.75% of offering price)                                  $13.60

--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price per
share (based on net assets of $20,469,923 and 1,607,566
shares of beneficial interest outstanding)                                $12.73

--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price per
share (based on net assets of $3,713,374 and 291,443 shares
of beneficial interest outstanding)                                       $12.74

See accompanying Notes to Financial Statements.


17  Oppenheimer Developing Markets Fund

--------------------------------------------------------------------------------
 Statement of Operations  For the Period Ended August 31, 1997(1)
--------------------------------------------------------------------------------


================================================================================
Investment Income
Dividends (net of foreign withholding taxes of $24,346)            $    537,816
--------------------------------------------------------------------------------
Interest                                                                207,532
                                                                   ------------
Total income                                                            745,348
================================================================================

Expenses
Management fees--Note 4                                                 211,914
--------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                  25,863
Class B                                                                  60,686
Class C                                                                  12,147
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                    75,095
--------------------------------------------------------------------------------
Shareholder reports                                                      30,825
--------------------------------------------------------------------------------
Registration and filing fees                                             18,177
--------------------------------------------------------------------------------
Legal and auditing fees                                                  15,714
--------------------------------------------------------------------------------
Custodian fees and expenses                                              14,757
--------------------------------------------------------------------------------
Trustees' fees and expenses--Note 1                                       5,853
--------------------------------------------------------------------------------
Deferred organization expenses--Note 1                                    2,663
--------------------------------------------------------------------------------
Other                                                                     3,002
                                                                   ------------
Total expenses                                                          476,696
Less expenses paid indirectly--Note 4                                    (6,757)
                                                                   ------------
Net expenses                                                            469,939

================================================================================
Net Investment Income                                                   275,409

================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments                                                             311,180
Foreign currency transactions                                           952,916
                                                                   ------------
Net realized gain                                                     1,264,096

--------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                           2,694,962
Translation of assets and liabilities denominated in
foreign currencies                                                   (1,504,700)
                                                                   ------------
Net change                                                            1,190,262
                                                                   ------------
Net realized and unrealized gain                                      2,454,358

================================================================================
Net Increase in Net Assets Resulting from Operations               $  2,729,767
                                                                   ============

1. For the period from November 18, 1996 (commencement of operations) to August 31, 1997.
See accompanying Notes to Financial Statements.


18  Oppenheimer Developing Markets Fund

--------------------------------------------------------------------------------
 Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                    Period Ended
                                                                    August 31,
                                                                    1997(1)
================================================================================
Operations
Net investment income                                               $   275,409
--------------------------------------------------------------------------------
Net realized gain                                                     1,264,096
--------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                 1,190,262
                                                                    ------------
Net increase in net assets resulting from operations                  2,729,767

================================================================================
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions--Note 2:
Class A                                                              35,563,435
Class B                                                              19,948,692
Class C                                                               3,554,694

================================================================================
Net Assets
Total increase                                                       61,796,588
--------------------------------------------------------------------------------
Beginning of period                                                          --
                                                                    ------------
End of period (including accumulated net investment
income of $276,929)                                                 $61,796,588
                                                                    ============

1. For the period from November 18, 1996 (commencement of operations) to August 31, 1997.
See accompanying Notes to Financial Statements.

19  Oppenheimer Developing Markets Fund

--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

                                          Class A        Class B        Class C
                                          ------------   ------------   ------------
                                          Period Ended   Period Ended   Period Ended
                                          August 31,     August 31,     August 31,
                                          1997(1)        1997(1)        1997(1)
====================================================================================
Per Share Operating Data:
Net asset value, beginning of period         $10.00         $10.00      $10.00
------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                           .07            .03         .04
Net realized and unrealized gain               2.75           2.70        2.70
                                             ------         ------      --------
Total income from investment operations        2.82           2.73        2.74
------------------------------------------------------------------------------------
Net asset value, end of period               $12.82         $12.73      $12.74
                                             ======         ======      ========
====================================================================================
Total Return, at Net Asset Value(2)           28.20%         27.30%      27.40%
====================================================================================
Ratios/Supplemental Data:
Net assets, end of period (in thousands)    $37,613        $20,470      $3,713
------------------------------------------------------------------------------------
Average net assets (in thousands)           $17,852         $7,802      $1,560
------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                          1.45%          0.87%       0.98%
Expenses(4)                                    1.94%          2.78%       2.77%
------------------------------------------------------------------------------------
Portfolio turnover rate(5)                     26.7%          26.7%       26.7%
Average brokerage commission rate(6)        $0.0012        $0.0012     $0.0012

1. For the period from November 18, 1996 (commencement of operations) to August 31, 1997.
2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized.
4. The expense ratio reflects the effect of gross expenses paid indirectly by the Fund.
5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1997 were $60,015,886 and $5,966,015, respectively.
6. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total of related shares purchased and sold. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.
See accompanying Notes to Financial Statements.

20  Oppenheimer Developing Markets Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies

Oppenheimer Developing Markets Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is capital appreciation, primarily by investing in equity securities of issuers in emerging markets throughout the world. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All three classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost
(or last determined market value) adjusted for amortization to maturity of any premium or discount.

--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

              The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.


21  Oppenheimer Developing Markets Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

================================================================================
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
Trustees' Fees and Expenses. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the period ended August 31, 1997, a provision of $787 was made for the Fund's projected benefit obligations, resulting in an accumulated liability of $787 at August 31, 1997.

--------------------------------------------------------------------------------
Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
Organization Costs. The Manager advanced $17,000 for organization and start-up costs of the Fund. Such expenses are being amortized over a five-year period from the date operations commenced. In the event that all or part of the Manager's initial investment in shares of the Fund is withdrawn during the amortization period, the redemption proceeds will be reduced to reimburse the Fund for any unamortized expenses, in the same ratio as the number of shares redeemed bears to the number of initial shares outstanding at the time of such redemption.


22  Oppenheimer Developing Markets Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

              During the period ended August 31, 1997, the Fund adjusted the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the period ended August 31, 1997, amounts have been reclassified to reflect an increase in undistributed net investment income of $1,520. Paid-in capital was decreased by the same amount.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


23  Oppenheimer Developing Markets Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

================================================================================
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:


                  Period Ended August 31, 1997(1)
                 ----------------------------------
                   Shares            Amount
                 ---------------   ----------------
Class A:
Sold                4,247,882      $  52,288,386
Redeemed           (1,314,475)       (16,724,951)
                  -----------      -------------
Net increase        2,933,407      $  35,563,435
                  ===========      =============
Class B:
Sold                1,782,562      $  22,206,999
Redeemed             (174,996)        (2,258,307)
                  -----------      -------------
Net increase        1,607,566      $  19,948,692
                  ===========      =============
Class C:
Sold                  342,441      $   4,208,237
Redeemed              (50,998)          (653,543)
                  -----------      -------------
Net increase          291,443      $   3,554,694
                  ===========      =============

1. For the period from November 18, 1996 (commencement of operations) to August 31, 1997.

================================================================================
3. Unrealized Gains and Losses on Investments

At August 31, 1997, net unrealized appreciation on investments of $1,191,812 was composed of gross appreciation of $5,715,349, and gross depreciation of $4,523,537.


24  Oppenheimer Developing Markets Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
4. Management Fees and Other Transactions with Affiliates
Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of 1.00% of the first $250 million of average annual net assets, 0.95% of the next $250 million, 0.90% of the next $500 million and 0.85% of average annual net assets in excess of $1 billion.

              For the period ended August 31, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $260,494, of which $78,557 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $369,016 and $23,133, respectively, of which $14,225 was paid to an affiliated broker/ dealer for Class B. During the period ended August 31, 1997, OFDI received contingent deferred charges of $9,165 upon redemption of Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

              OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

              Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained at the custodian bank by the Fund.


25  Oppenheimer Developing Markets Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

================================================================================
4. Management Fees and Other Transactions with Affiliates (continued)

The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the period ended August 31, 1997, OFDI paid $1,108 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

              The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares, as compensation for sales commissions paid from its own resources at the time of sale and associated financing costs. OFDI also receives a service fee of 0.25% per year as compensation for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the period ended August 31, 1997, OFDI retained $52,924 and $7,886, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At August 31, 1997, OFDI had incurred unreimbursed expenses of $355,034 for Class B and $38,902 for Class C.


26  Oppenheimer Developing Markets Fund

--------------------------------------------------------------------------------
 Independent Auditors' Report
--------------------------------------------------------------------------------

================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Developing Markets Fund:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Developing Markets Fund as of August 31, 1997, and the related statement of operations, statement of changes in net assets and the financial highlights for the period from November 18, 1996 (commencement of operations) to August 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

           We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1997, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

           In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Developing Markets Fund as of August 31, 1997, and the results of its operations, changes in net assets and financial highlights for the period from November 18, 1996 (commencement of operations) to August 31, 1997, in conformity with generally accepted accounting principles.


KPMG Peat Marwick LLP

Denver, Colorado
September 22, 1997


27  Oppenheimer Developing Markets Fund

--------------------------------------------------------------------------------
 Federal Income Tax Information  (Unaudited)
--------------------------------------------------------------------------------

================================================================================
In early 1998, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1997. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

           Dividends paid by the Fund during the period ended August 31, 1997 which are not designated as capital gain distributions should be multiplied by 0.86% to arrive at the net amount eligible for the corporate dividend-received deduction.

           The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.


28  Oppenheimer Developing Markets Fund

--------------------------------------------------------------------------------
 Oppenheimer Developing Markets Fund
--------------------------------------------------------------------------------

================================================================================
Officers and Trustees    Leon Levy, Chairman of the Board of Trustees
                         Donald W. Spiro, Vice Chairman of the Board of Trustees
                         Bridget A. Macaskill, Trustee and President
                         Robert G. Galli, Trustee
                         Benjamin Lipstein, Trustee
                         Elizabeth B. Moynihan, Trustee
                         Kenneth A. Randall, Trustee
                         Edward V. Regan, Trustee
                         Russell S. Reynolds, Jr., Trustee
                         Pauline Trigere, Trustee
                         Clayton K. Yeutter, Trustee
                         Rajeev Bhaman, Vice President
                         Frank Jennings, Vice President
                         George C. Bowen, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Andrew J. Donohue, Secretary
                         Robert G. Zack, Assistant Secretary

================================================================================
Investment Adviser       OppenheimerFunds, Inc.

================================================================================
Distributor              OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and             OppenheimerFunds Services
Shareholder
Servicing Agent

================================================================================
Custodian of             The Bank of New York
Portfolio Securities

================================================================================
Independent Auditors     KPMG Peat Marwick LLP

================================================================================
Legal Counsel            Gordon Altman Butowsky Weitzen Shalov & Wein


                         This is a copy of a report to shareholders of Oppenheimer Developing Markets Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Developing Markets Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


29  Oppenheimer Developing Markets Fund

--------------------------------------------------------------------------------
 OppenheimerFunds Family
--------------------------------------------------------------------------------

==========================================================================================
Real Asset Funds
------------------------------------------------------------------------------------------
Real Asset Fund                Gold & Special Minerals Fund

==========================================================================================
Stock Funds
------------------------------------------------------------------------------------------
Developing Markets Fund        Quest Small Cap Value Fund     Global Fund
Enterprise Fund                Capital Appreciation Fund(1)   Quest Global Value Fund
International Growth Fund      Quest Capital Value Fund       Disciplined Value Fund
Discovery Fund                 Growth Fund                    Quest Value Fund

==========================================================================================
Stock & Bond Funds
------------------------------------------------------------------------------------------
Main Street Income &           Quest Growth & Income          Disciplined Allocation Fund
 Growth Fund                    Value Fund                    Multiple Strategies Fund(2)
Quest Opportunity Value Fund   Global Growth & Income Fund    Bond Fund for Growth
Total Return Fund              Equity Income Fund

==========================================================================================
Bond Funds
------------------------------------------------------------------------------------------
International Bond Fund        Champion Income Fund           U.S. Government Trust
High Yield Fund                Strategic Income Fund          Limited-Term Government Fund
                               Bond Fund

==========================================================================================
Municipal Funds
------------------------------------------------------------------------------------------
California Municipal Fund(3)   Pennsylvania Municipal Fund(3) Rochester Division:
Florida Municipal Fund(3)      Municipal Bond Fund            Rochester Fund Municipals
New Jersey Municipal Fund(3)   Insured Municipal Fund         Limited Term New York
New York Municipal Fund(3)     Intermediate Municipal Fund     Municipal Fund

==========================================================================================
Money Market Funds(4)
------------------------------------------------------------------------------------------
Money Market Fund              Cash Reserves

==========================================================================================
LifeSpan
------------------------------------------------------------------------------------------
Growth Fund                    Balanced Fund                  Income Fund

1. On 12/18/96, the Fund's name was changed from "Target Fund."
2. On 3/16/97, the Fund's name was changed from "Asset Allocation Fund."
3. Available only to investors in certain states.
4. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.
(C) Copyright 1997 OppenheimerFunds, Inc. All rights reserved.

30  Oppenheimer Developing Markets Fund

Internet
24-hr access to account
information

----------------------------
  www.oppenheimerfunds.com
----------------------------

General Information
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

----------------------------
  1-800-525-7048
----------------------------

Account Transactions
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

----------------------------
  1-800-852-8457
----------------------------

PhoneLink
24-hr automated information
and automated transactions

----------------------------
  1-800-533-3310
----------------------------

Telecommunication Device
for the Deaf (TDD)
Mon-Fri 8:30am-2pm ET

----------------------------
  1-800-843-4461
----------------------------

OppenheimerFunds
Information Hotline
24 hours a day, timely and
insightful messages on the
economy and issues that
affect your investments

----------------------------
  1-800-835-3104
----------------------------


RA0785.001.0897     October 30, 1997

 Information and services
--------------------------------------------------------------------------------
As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

     And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

     When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your OppenheimerFunds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

     For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

     You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

     So call us today, or visit us at our website at www.oppenheimerfunds.com--we're here to help.

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                                                               Distributor, Inc.